Note 9 - Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
9.	GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in the carrying amount of goodwill for the years ended December 31, 2014 and 2013 are as follows (in thousands):

	Canadian	Australian	U.S.	Total
Balance as of December 31, 2012	$51,594	$226,906	$16,632	$295,132
Foreign currency translation	(2,109)	(31,967)	--	(34,076)
Balance as of December 31, 2013	49,485	194,939	16,632	261,056
Foreign currency translation	(4,225)	(8,842)	--	(13,067)
Goodwill impairment	--	(186,097)	(16,632)	(202,729)
Balance as of December 31, 2014	$45,260	$--	$--	$45,260

During 2014, in performing step one of the goodwill impairment test, the carrying amount of our U.S. and Australia reporting units exceeded the respective reporting unit’s IFV. Accordingly, we proceeded to the second step for those reporting units and recorded impairment charges totaling $16.6 million and $186.1 million to our U.S. and Australia reporting units, respectively. Please see Note 2 – Summary of Significant Accounting Policies – Goodwill and Other Intangible Assets for further discussion.

The following table presents the total amount of other intangible assets and the related accumulated amortization for major intangible asset classes as of December 31, 2014 and 2013 (in thousands):

	AS OF DECEMBER 31,
	2014		2013
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortizable Intangible Assets
Customer relationships	$47,611	$(21,740)	$50,980	$(14,875)
Contracts / agreements	40,120	(16,048)	43,836	(13,151)
Noncompete agreements	809	(680)	817	(539)
Total amortizable intangible assets	$88,540	$(38,468)	$95,633	$(28,565)

Indefinite-Lived Intangible Assets Not Subject to Amortization
Brand names	$--	$--	$8,570	$--
Water rights	777	--	--	$--
Licenses	33	--	37	--
Total indefinite-lived intangible assets	810	--	8,607	--
Total intangible assets	$89,350	$(38,468)	$104,240	$(28,565)

During 2014, as further discussed in Note 2 – Summary of Significant Accounting Policies – Goodwill and Other Intangible Assets and Note 2 – Summary of Significant Accounting Policies – Impairment of Long-Lived Assets, during 2014, management assessed the carrying value of our long-lived assets, which evaluation included amortizable intangible assets, to determine if they continued to be recoverable based on estimated future cash flows. As a result of the assessment, we recorded impairment losses on our amortizable intangible assets related to our U.S. segment of $3.2 million, which reduced the value of our amortizable intangible assets.

Also during 2014, as further discussed in Note 2 – Summary of Significant Accounting Policies – Goodwill and Other Intangible Assets, we recognized a $9.0 million impairment of an indefinite lived intangible asset in Australia.

The weighted average remaining amortization period for all intangible assets, other than goodwill and indefinite- lived intangibles, was 6.1 years as of December 31, 2014 and 6.3 years as of December 31, 2013. Total amortization expense is expected to be $8.5 million in 2015, $8.3 million in 2016 and $8.2 million in each of 2017, 2018 and 2019. Amortization expense was $9.6 million, $10.2 million and $10.9 million in the years ended December 31, 2014, 2013 and 2012, respectively.